EXHIBIT INDEX

EXHIBIT NO.                                 EXHIBIT

1         Agreement and Declaration of Trust

2         By-Laws

3         None

4         To be filed by subsequent amendment

5.1       Investment Advisory Agreement dated June 21, 1994

5.2 Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the Small Cap Equity Fund dated June 21, 1994

5.3 Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management Corporation for the LKCM Equity Fund dated December 5, 1995

5.4 Form of Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management
          Corporation for the LKCM Fixed Income Fund

5.5 Form of Fee Schedule to the Investment Advisory Agreement Between LKCM Funds and Luther King Capital Management
          Corporation for the LKCM Balanced Fund

6.1 Distribution Agreement between LKCM Funds and First Data Distributors, Inc. dated September 1, 1997

6.2 Consulting Agreement between Luther King Capital Management and First Data Distributors, Inc. dated September 1, 1997

7         None

8.1 Custodian Servicing Agreement between LKCM Funds and Firstar Trust Company dated July 10, 1997

8.2 Form of Letter Agreement with respect to the Custodian Servicing Agreement with respect to the LKCM Fixed Income Fund and LKCM Balanced Fund

9.1A Fund Administration Servicing Agreement between LKCM Funds and Firstar Trust Company dated July 10, 1997

9.1B      Form of Letter Agreement with respect to the Fund
          Administration Servicing Agreement with respect to the LKCM Fixed Income Fund and LKCM Balanced Fund

9.2A Fund Accounting Servicing Agreement between LKCM Funds and Firstar Trust Company dated July 10, 1997

9.2B      Form of Letter Agreement with respect to the Fund
          Accounting Servicing Agreement with respect to the LKCM Fixed Income Fund and LKCM Balanced Fund

9.3A Transfer Agent Servicing Agreement between LKCM Funds and Firstar Trust Company dated July 10, 1997

9.3B      Form of Letter Agreement with respect to the Transfer
          Agent Servicing Agreement with respect to the LKCM
          Fixed Income Fund and LKCM Balanced Fund

10.1      Opinion of Stradley Ronon Stevens & Young dated June 2, 1994

10.2 Opinion of Kirkpatrick & Lockhart, LLP dated February 21, 1997 with respect to the LKCM Equity Portfolio and LKCM Small Cap Equity Portfolio is incorporated by reference to the Registrant's 24f-2 Notice filed on or about February 28, 1997.

11        Consent of Deloitte & Touche LLP

12        None

13        Purchase Agreement dated June 6, 1994

14        None

15        LKCM Fund Distribution Plan

16        To be filed by subsequent amendment

17        None

18        None